UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-22193

AIP MULTI-STRATEGY FUND P

(Exact name of Registrant as specified in Charter)

100 Front Street, Suite 400
West Conshohocken, Pennsylvania 19428-2881

(Address of principal executive offices)

Registrant’s Telephone Number, including Area Code: (610) 260-7600

Kara Fricke, Esq.
Morgan Stanley Investment Management Inc.
1633 Broadway
New York, New York 10019

(Name and address of agent for service)

COPY TO:

Allison M. Fumai, Esq.
DECHERT LLP
1095 Avenue of the Americas
New York, NY 10036-6797
(212) 698-3500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2024

ITEM 1. (a)	REPORTS TO STOCKHOLDERS.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

AIP MULTI-STRATEGY FUND P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Lee Spector, Executive Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of AIP Multi-Strategy Fund P (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

Audited financial statements for AIP Multi-Strategy Fund A for the year ended December 31, 2024 are attached to these financial statements and are an integral part thereof. AIP Multi-Strategy Fund P Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024 Contents Report of Independent Registered Public Accounting Firm 1 Audited Financial Statements Statement of Assets and Liabilities 2 Statement of Operations 3 Statements of Changes in Net Assets 4 Statement of Cash Flows 5 Notes to Financial Statements 6 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) 15 Quarterly Portfolio Schedule (Unaudited) 15 U.S. Privacy Policy (Unaudited) 16 Information Concerning Trustees and Officers (Unaudited) 20

1 Report of Independent Registered Public Accounting Firm To the Shareholders and the Board of Trustees of AIP Multi-Strategy Fund P Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of AIP Multi-Strategy Fund P (the “Fund”), as of December 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2024, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Boston, Massachusetts February 28, 2025

AIP Multi-Strategy Fund P Statement of Assets and Liabilities December 31, 2024 See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 2 Assets Investment in AIP Multi-Strategy Fund A, at fair value (cost $204,531) $ 304,121 Cash 17,996 Total assets 322,117 Liabilities Due to advisor 100,000 Shareholder servicing fees payable 60,533 Accrued expenses and other liabilities 35,474 Total liabilities 196,007 Net assets $ 126,110 Net assets consist of: Net capital $ 4,700,362 Total distributable earnings (loss) (4,574,252) Net assets $ 126,110 Net asset value per share: 513.457 shares issued and outstanding, no par value, 3,000,000 registered shares $ 245.61 Maximum offering price per share ($245.61 plus sales load of 3% of net asset value per share) $ 252.98

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 3 AIP Multi-Strategy Fund P Statement of Operations For the Year Ended December 31, 2024 Investment Income Dividend $ 23,287 Expenses Professional fees 87,004 Transfer agent fees 33,393 Registration fees 13,693 Printing fees 3,952 Custody fees 1,625 Shareholder servicing fees 1,401 Trustees’ fees 965 Total expenses 142,033 Net investment income (loss) (118,746) Realized and unrealized gain (loss) from investments in AIP Multi-Strategy Fund A Net change in unrealized appreciation/depreciation on: Investments in investment funds (8,034) Net change in unrealized appreciation/depreciation on investments (8,034) Net realized and unrealized gain (loss) from investments in AIP Multi-Strategy Fund A (8,034) Net increase (decrease) in net assets resulting from operations $ (126,780)

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 4 AIP Multi-Strategy Fund P Statements of Changes in Net Assets For the year ended December 31, 2023 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (147,016) Net change in unrealized appreciation/depreciation on investments 31,039 Net increase (decrease) in net assets resulting from operations (115,977) Total increase (decrease) in net assets (115,977) Net assets, beginning of year (representing 513.457 shares) 368,867 Net assets, end of year (representing 513.457 shares) $ 252,890 For the year ended December 31, 2024 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (118,746) Net change in unrealized appreciation/depreciation on investments (8,034) Net increase (decrease) in net assets resulting from operations (126,780) Total increase (decrease) in net assets (126,780) Net assets, beginning of year (representing 513.457 shares) 252,890 Net assets, end of year (representing 513.457 shares) $ 126,110

See accompanying notes and attached audited financial statements for AIP Multi-Strategy Fund A. 5 AIP Multi-Strategy Fund P Statement of Cash Flows For the Year Ended December 31, 2024 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations $ (126,780) Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net change in unrealized appreciation/depreciation on investments in AIP Multi-Strategy Fund A 8,034 Purchase of investments in AIP Multi-Strategy Fund A (23,287) Increase (decrease) in due to advisor 100,000 Increase (decrease) in shareholder servicing fees payable 996 Increase (decrease) in accrued expenses and other liabilities 4,710 Net cash provided by (used in) operating activities (36,327) Net change in cash (36,327) Cash at beginning of year 54,323 Cash at end of year $ 17,996

AIP Multi-Strategy Fund P Notes to Financial Statements December 31, 2024 See attached audited financial statements for AIP Multi-Strategy Fund A. 6 1. Organization AIP Multi-Strategy Fund P (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund is a “Feeder” fund in a “Master-Feeder” structure whereby the Fund invests substantially all of its assets in AIP Multi-Strategy Fund A (the “Master Fund”). The Master Fund is a statutory trust organized under the laws of the State of Delaware and is registered under the 1940 Act as a closed-end, non-diversified, management investment company (although it also intends to comply with Subchapter M diversification requirements, as described in more detail below). Morgan Stanley AIP GP LP serves as the Master Fund’s investment adviser (the “Investment Adviser”). The Investment Adviser is an affiliate of Morgan Stanley and is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”) and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission (“CFTC”) and the National Futures Association (“NFA”). The Fund has the same investment objective as the Master Fund. The Master Fund’s investment objective was to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers who primarily employed a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allowed investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Master Fund sought to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions such as total return swaps, options, and futures. As of December 31, 2024, the Fund had a 37.19% ownership interest in the Master Fund. The financial statements of the Master Fund, including the Schedule of Investments, are attached to this report and should be read in conjunction with the Fund’s financial statements. The Fund has a Board of Trustees (the “Board”) that has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. None of the members of the Board (the “Trustees”) are “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. The same Trustees also serve as the Master Fund’s Board of Trustees. The Fund’s term is no longer perpetual and the Fund expects to terminate alongside the Master Fund. On December 11, 2019, the Board determined that it was in the best interests of the Fund’s Shareholders to dissolve the Fund, in accordance with the applicable terms stated in the Trust Deed. The Fund has submitted full redemption requests to the Master Fund. The Board expects that the Fund will continue to distribute liquidation proceeds on a quarterly basis as the Fund continues to receive redemption proceeds from the Master Fund. Once all liquidation proceeds have been distributed to the Shareholders, the Fund shall promptly thereafter be dissolved as a Delaware statutory trust.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 7 1. Organization (continued) Pursuant to Rule 2a-5 of the Act, the Board had designated the Adviser as its valuation designee. The valuation designee had responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars. Investment in the Fund As of January 1, 2020, the Fund’s shares are no longer being offered for sale. Prior to January 1, 2020, the Fund offered on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered until the Initial Closing Date at an initial offering price of $1,000 per Share, plus any applicable sales load, and were continuously offered thereafter for purchase as of the first day of each calendar month at the Fund’s then current net asset value per Share, plus any applicable sales load. The Distributor may have entered into selected dealer arrangements with various brokers and dealers (“Selling Agents”), some of which may have been affiliates of the Fund, that have agreed to participate in the distribution of the Fund’s Shares. Shares were sold only to certain investors (“Shareholders”) who represented that they were “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The Distributor or any Selling Agent may have imposed additional eligibility requirements for Shareholders who purchased Shares through the Distributor or such Selling Agent. The minimum initial investment in the Fund by any Shareholder was $50,000 and the minimum additional investment in the Fund by any Shareholder was $25,000. The minimum initial and additional investments may have been reduced by the Fund with respect to certain Shareholders. Shareholders only purchased their Shares through the Distributor or through a Selling Agent. As of January 1, 2020, the Fund ceased to offer to repurchase Shares (or portions of them). Prior to January 1, 2020, the Fund offered to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders. Any offer to repurchase Shares by the Fund would have only been made to Shareholders at the same times as, and in parallel with, each repurchase offer made by the Master Fund to

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 8 2. Significant Accounting Policies (continued) Investment in the Fund (continued) its investors, including the Fund. Each such parallel repurchase offer made by the Master Fund would have generally applied to up to 15% of the net assets of the Master Fund. Repurchases would have been made at such times, in such amounts and on such terms as may have been determined by the Board, in its sole discretion. In determining whether the Fund should have offered to repurchase Shares (or portions of them) from Shareholders, the Board considered the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Adviser generally recommended to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30, and December 31. In general, the Fund initially paid at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased was determined, or (2) if the Master Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Master Fund has received at least 90% of the aggregate amount withdrawn by the Master Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) would have been paid out promptly after the completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2024, there were no Holdback Amounts outstanding. Investment in the Master Fund The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s proportionate interest in the net assets of the Master Fund as of December 31, 2024. Valuation of Investment Funds and other investments held by the Master Fund, including the Master Fund’s disclosure of investments under the three-tier hierarchy, is discussed in the notes to the Master Fund’s financial statements. The performance of the Fund is directly affected by the performance of the Master Fund. The financial statements of the Master Fund, which are attached, are an integral part of these financial statements. Please refer to the accounting policies disclosed in the financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund. Short-Term Investments Short-term investments are invested in a money market fund. Investments in money market funds are valued at fair value using the net asset value as the price. As of December 31, 2024, the fund didn’t hold short-term investments. Cash The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations.

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 9 2. Significant Accounting Policies (continued) Income Recognition and Expenses The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in the fair value of the investment in the Master Fund are included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations. Realized gain (loss) from investment in the Master Fund is calculated using specific identification. Income Taxes The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2024. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2024, remains subject to examination by certain relevant taxing authorities. As of December 31, 2024, the Fund had available for federal income tax purposes unused long term capital losses of approximately $4,667,114 that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders. As of December 31, 2024, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows: Cost of investments for tax purposes $ 204,531 Gross tax unrealized appreciation $ 99,590 Gross tax unrealized depreciation - Net tax unrealized appreciation/depreciation on investments $ 99,590

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 10 2. Significant Accounting Policies (continued) Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in the Master Fund, which generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies. As such, the Fund expects that its distributions generally will be taxable as ordinary income to the Shareholders. Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares were registered in its own name was automatically made a participant under the DRIP and had all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash. The Fund did not pay a dividend in 2024. The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions for 2023 and 2024. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature. Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses. Permanent differences, primarily due to book to tax differences due to net operating loss, resulting in reclassifications among the Fund’s components of net assets as of December 31, 2024. Total distributable earnings $ 139,205 Paid-in-capital $ (139,205) As of December 31, 2024, the components of distributable earnings on a tax basis were as follows: Undistributed ordinary income $ -

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 11 2. Significant Accounting Policies (continued) Recent Accounting Pronouncements During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023- 07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to Financial Statements. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements. 3. Management Fee, Related Party Transactions and Other The Fund bears all expenses incurred in the business of the Fund, including, but not limited to, expenses borne indirectly through the Fund’s investment in the Master Fund. The Fund does not pay the Adviser a management fee. however, prior to April 1, 2020 as a holder of shares of the Master Fund, the Fund and its Shareholders were indirectly subject to the management fees charged to the Master Fund by the Investment Adviser. Effective April 1, 2020, the Investment Adviser voluntarily agreed to forgo any management fees. Please refer to the attached financial statements of the Master Fund for a discussion of the computation of the management fee. Prior to April 30, 2020, the Investment Adviser had contractually agreed to waive or reimburse the Master Fund for expenses (other than fees and expenses of the underlying hedge funds in which the Master Fund invests, extraordinary expenses and certain investment related expenses, such as foreign country tax expense and interest expense on amounts borrowed by the Master Fund) to the extent necessary in order to cap the Master Fund’s total annual operating expenses at 1.75% until the termination of the Master Fund’s investment advisory agreement. The Investment Adviser had voluntarily agreed to further reimburse the Fund for expenses (other than fees and expenses of the underlying hedge funds in which the Master Fund invests, extraordinary expenses, and the Fund’s proportionate share of certain investment related expenses of the Master Fund) to the extent necessary in order to cap the Fund’s total annual operating expenses (including Master Fund operating expenses, other than extraordinary expenses and certain investment related expenses, such as foreign country tax, expenses, and interest expense on amounts borrowed by the Master Fund) at 2.00% of the Fund’s net assets until the termination of the Master Fund’s investment advisory agreement. Effective April 30, 2020, the Investment Adviser no longer will be waiving or reimbursing the Master Fund or the Fund for expenses. For the year ended December 31, 2024, there were no expense reimbursements and there was no receivable from the Investment Adviser as of December 31, 2024. The Distributor and Selling Agents may charge Shareholders a sales load of up to 3% of the Shareholders’ purchase. The Distributor or a Selling Agent may, in its discretion, waive the sales load for certain investors. The Fund pays the Distributor, and the Distributor pays each Service Agent (which may include financial institutions and other industry professionals in addition to broker-dealers) that enters into a Distribution and

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 12 3. Management Fee, Related Party Transactions and Other (continued) Shareholder Servicing Agreement with the Distributor, a monthly distribution and shareholder servicing fee of up to 0.0625% (0.75% on an annualized basis) of the net asset value of the outstanding Shares attributable to the clients of the Service Agent who are invested in the Fund through the Service Agent. In exchange for this fee, the Service Agent provides distribution, marketing and/or sales support services, including making the Fund available as an investment option to the Service Agent’s clients, offering the Fund as an option on any distribution “platform” the Service Agent administers, making information about the Fund available to clients, including the Fund’s Prospectus, statement of additional information and sales literature, engaging in education or marketing activities about the Fund and its characteristics and retaining or utilizing the services of sales professionals, consultants and other personnel to assist in marketing shares of the Fund to clients. For the year ended December 31, 2024, the Fund incurred shareholder servicing fees of $1,401, of which $996 was payable as of December 31, 2024. Due to Investment Adviser represents amounts owed to the Adviser for Fund expenses paid for by the Adviser on behalf of the Fund. State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. State Street also serves as the Fund’s custodian. UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf. 4. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. 5. Market Risk The value of an investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Investments in the Fund’s portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S.

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

AIP Multi-Strategy Fund P
Notes to Financial Statements (continued)

5. Market Risk (continued)

or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund's portfolio, as well as its ability to sell investments and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of the Fund's investments (and, in turn, the Fund's investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund's investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

6. Financial Highlights

The following represents per Share data, ratios to average net assets, and other financial highlights information for Shareholders.

	For the Year Ended December 31, 2024	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
For a Share outstanding throughout the year:					
Net asset value, beginning of year	$ 492.52	$ 718.40	$ 895.06	$ 943.23	$ 932.48
Net investment income (loss) [(a)]	(231.27)	(286.33)	(223.08)	(75.16)	(11.66)
Net realized and unrealized gain (loss) from investments	(15.64)	60.45	46.42	26.99	22.41
Net increase (decrease) resulting from operations	(246.91)	(225.88)	(176.66)	(48.17)	10.75
Net asset value, end of year	$ 245.61	$ 492.52	$ 718.40	$ 895.06	$ 943.23
Total return [(b)]	(50.13%)	(31.44%)	(19.74%)	(5.11%)	1.15%
Ratio of total expenses before expense reimbursements [(c)]	117.19%	78.08%	47.47%	14.79%	3.79%
Ratio of total expenses after expense reimbursements [(c)]	117.19%	78.08%	47.47%	14.79%	3.02%
Ratio of net investment income (loss) [(d)]	(101.65%)	(77.73%)	(47.23%)	(14.77%)	(2.95%)
Portfolio turnover [(e)]	0% [(f)]	0% [(f)]	0% [(f)]	0% [(f)]	0% [(f)]
Net assets, end of year (000s)	$ 126	$ 253	$ 369	$ 949	$ 2,084

(a) *Calculated based on the average shares outstanding methodology.*
(b) *Total return assumes a subscription of a Share to the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year, assumes reinvestment of all distributions for the year, and does not reflect the impact of the sales load, if any, incurred when subscribing to the Fund.*
(c) *Includes net expenses of the Master Fund.*
(d) *Includes net investment income and net expenses of the Master Fund.*
(e) *The portfolio turnover rate reflects investment activity of the Master Fund.*
(f) *The Master Fund did not have any Investment Fund purchases resulting in a portfolio turnover of 0.00%.*

The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder's return and ratios may vary from these returns and ratios due to the timing of Share transactions.

See attached audited financial statements for AIP Multi-Strategy Fund A.

13

AIP Multi-Strategy Fund P Notes to Financial Statements (continued) See attached audited financial statements for AIP Multi-Strategy Fund A. 14 7. Subsequent Events Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date that the financial statements were available to be issued.

AIP Multi-Strategy Fund P See attached audited financial statements for AIP Multi-Strategy Fund A. 15 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended December 31, is available without charge, upon request, by calling the Fund at 1-888- 322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675.

16 AIP Multi-Strategy Fund P An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number and income • investment experience and risk tolerance • checking account information and wire transfer instructions How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does MSIM share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We don’t share For our affiliates’ everyday business purposes— information about your transactions and experiences Yes No* For our affiliates’ everyday business purposes— information about your creditworthiness Yes Yes* For our affiliates to market to you Yes Yes* For nonaffiliates to market to you No We don’t share

17 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) To limit our sharing Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing. Questions? Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

18 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Who we are Who is providing this notice? Morgan Stanley Investment Management, Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below) What we do How does MSIM protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information. How does MSIM collect my personal information? We collect your personal information, for example, when you ▪ open an account or make deposits or withdrawals from your account ▪ buy securities from us or make a wire transfer ▪ give us your contact information We also collect your personal information from others, such as credit bureaus, affiliates, or other companies. Why can’t I limit all sharing? Federal law gives you the right to limit only ▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness ▪ affiliates from using your information to market to you ▪ sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.) What happens when I limit sharing for an account I hold jointly with someone else? Your choices will apply to everyone on your account. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the, “Morgan Stanley Affiliates”). Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ MSIM does not share with nonaffiliates so they can market to you. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ MSIM doesn’t jointly market.

19 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Other important information *PLEASE NOTE: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you. Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information. California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de L'Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	83	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	83	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-2024); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Interim Vice President for Investment Management of Dominion Energy (since 2024); Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	84	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

20

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008)	84	Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	83	Director of NVR, Inc. (home construction).

21

22 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958 Trustee Since August 2006 Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 83 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals). Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960 Trustee Since January 2017 Chairperson of the Compliance and Insurance Committee (since January 2025); Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer-Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 84 Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947 Chair of the Board and Trustee Chair of the Boards since August 2020 and Trustee since August 2006 Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 83 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010- 2015).

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since March 2022	Formerly, Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	84	Trustee and Member of Advancement and Investment Committees, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, GeorgiaTech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	84	Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

* This is the earliest date the Director began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes (as of December 31, 2024) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

*** This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

23

24 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser. Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Managing Director of the Adviser (since January 2021) and Chief Compliance officer of the Adviser of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020). Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967 Secretary and Chief Legal Officer Since June 1999 Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022). Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Kristina B. Magolis, and Francesca Mead.

25 AIP Multi-Strategy Fund P 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chair of the Board and Trustee Frank L. Bowman Frances L. Cashman Kathleen A. Dennis Nancy C. Everett Eddie A. Grier Richard G. Gould Jakki L. Haussler Dr. Manuel H. Johnson Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J. Smith, Treasurer and Principal Financial Officer Mary E. Mullin, Secretary Master Fund’s Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103

AIP MULTI-STRATEGY FUND A Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024

Oath and Affirmation To the best of my knowledge and belief, the information contained in this document is accurate and complete. Lee Spector, Executive Director of Morgan Stanley Alternative Investment LLC, the General Partner of Morgan Stanley AIP GP LP, the Commodity Pool Operator of AIP Multi-Strategy Fund A (This oath is required by Section 4.12(c)(3) of the Commodity Futures Trading Commission Regulations under the Commodity Exchange Act, as amended.)

AIP Multi-Strategy Fund A Financial Statements with Report of Independent Registered Public Accounting Firm For the Year Ended December 31, 2024 Contents Report of Independent Registered Public Accounting Firm 1 Audited Financial Statements Statement of Assets and Liabilities 2 Statement of Operations 3 Statements of Changes in Net Assets 4 Statement of Cash Flows 5 Schedule of Investments 6 Notes to Financial Statements 8 Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) 20 Quarterly Portfolio Schedule (Unaudited) 20 Distributions (Unaudited) 20 U.S. Privacy Policy (Unaudited) 21 Information Concerning Trustees and Officers (Unaudited) 25

1 Report of Independent Registered Public Accounting Firm To the Shareholders and the Board of Trustees of AIP Multi-Strategy Fund A Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of AIP Multi-Strategy Fund A (the “Fund”), including the schedule of investments, as of December 31, 2024, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2024, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 2024, by correspondence with the custodian and management of the investment fund. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the auditor of one or more Morgan Stanley investment companies since 2000. Boston, Massachusetts February 28, 2025

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 2 AIP Multi-Strategy Fund A Statement of Assets and Liabilities December 31, 2024 Assets Investment in investment fund, at fair value (cost $68,086) $ 589,400 Short-term investments (cost $291,678) 291,678 Receivable for investments sold 1,424 Other assets 2,559 Total assets 885,061 Liabilities Professional fees payable 57,978 Accrued expenses and other liabilities 9,405 Total liabilities 67,383 Net assets $ 817,678 Net assets consist of: Net capital $ 8,898,722 Total distributable earnings (loss) (8,081,044) Net assets $ 817,678 Net asset value per share: 567.349 shares issued and outstanding, no par value, 3,000,000 registered shares $ 1,441.23

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 3 AIP Multi-Strategy Fund A Statement of Operations For the Year Ended December 31, 2024 Investment Income Dividend $ 15,902 Expenses Professional fees 136,286 Transfer agent fees 43,598 Registration fees 14,871 Trustees’ fees 4,310 Printing fees 3,239 Custody fees 3,140 Accounting and administration fees 509 Other 4,092 Total net expenses 210,045 Net investment income (loss) (194,143) Realized and unrealized gain (loss) from investments Net realized gain (loss) from: Investments in investment funds 391,667 Direct investments (23,582) Net realized gain (loss) from investments 368,085 Net change in unrealized appreciation/depreciation on: Investments in investment funds (132,929) Net change in unrealized appreciation/depreciation on investments (132,929) Net realized and unrealized gain (loss) from investments 235,156 Net increase (decrease) in net assets resulting from operations $ 41,013

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 4 AIP Multi-Strategy Fund A Statements of Changes in Net Assets For the year ended December 31, 2023 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (197,415) Net realized gain (loss) from investments 79,445 Net change in unrealized appreciation/depreciation on investments 201,424 Net increase (decrease) in net assets resulting from operations 83,454 Total increase (decrease) in net assets 83,454 Net assets, beginning of year (representing 527.150 shares) 693,211 Net assets, end of year (representing 527.150 shares) $ 776,665 For the year ended December 31, 2024 Net increase (decrease) in net assets resulting from operations: Net investment income (loss) $ (194,143) Net realized gain (loss) from investments 368,085 Net change in unrealized appreciation/depreciation on investments (132,929) Net increase (decrease) in net assets resulting from operations 41,013 Distributions to shareholders from: Distributions resulting from distributable earnings (62,610) Total distributions (62,610) Shareholder transactions: Subscriptions (representing x,xx.xxx shares) Distributions reinvested (representing 40.199 shares) 62,610 Net increase (decrease) in net assets from shareholder transactions 62,610 Total increase (decrease) in net assets 41,013 Net assets, beginning of year (representing 527.150 shares) 776,665 Net assets, end of year (representing 567.349 shares) $ 817,678

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 5 AIP Multi-Strategy Fund A Statement of Cash Flows For the Year Ended December 31, 2024 Cash flows from operating activities Net increase (decrease) in net assets resulting from operations $ 41,013 Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities: Net realized (gain) loss from investments in investment funds (391,667) Net realized (gain) loss from direct investments 23,582 Net change in unrealized appreciation/depreciation on investments in investment funds 132,929 Proceeds from sales of direct investments 464,384 Net (purchase) sales/maturities of short-term investments (291,678) (Increase) decrease in receivable for investments sold 554 (Increase) decrease in other assets 105 Increase (decrease) in professional fees payable 57,978 Increase (decrease) in due to investment adviser (100,000) Increase (decrease) in accrued expenses and other liabilities (51,184) Net cash provided by (used in) operating activities (113,984) Net change in cash (113,984) Cash at beginning of year * 113,984 Cash at end of year $ - Supplemental disclosure of cash flow information: Distributions reinvested $ 62,610 Supplemental disclosure of non-cash flow information: Distributions of in-kind securities received from investment funds $ 488,520 * Cash at beginning of year includes short-term investments of $113,984 in State Street Institutional Liquid Reserves Fund.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 6 AIP Multi-Strategy Fund A Schedule of Investments December 31, 2024 Next First Percent of Available Acquisition Fair Investment Redemption Description Date Cost Value Fund Held * Date ** Liquidity *** Investment Fund Private Placement QVT Roiv Hldgs Offshore Ltd.(b) (c) (d) 1/1/2016 $ 68,086 $ 589,400 0.27% 72.08% (a) (a) Total Private Placement 68,086 589,400 72.08 Total Investment in Investment Fund 68,086 589,400 72.08 Short-Term Investments State Street Institutional Liquid Reserves Fund - Premier Class 5.32% 291,678 291,678 35.67 Total Short-Term Investments 291,678 291,678 35.67 Total Investments in Investment Fund and Short-Term Investments $ 359,764 881,078 107.75 Liabilities in excess of Other Assets (63,400) (7.75) Total Net Assets $ 817,678 100.00 % Percent of Net Assets Detailed information about the Investment Fund portfolio is not available. Investment Fund are non-income producing. * May represent percentage ownership of a feeder Investment Fund, which in turn invests in a master Investment Fund. May not reflect year-ended redemptions at Investment Fund. ** Investment in Investment Fund may be composed of multiple tranches. The Next Available Redemption Date relates to the earliest date after December 31, 2024 that redemption from a tranche is available. Other tranches may have an available redemption date that is after the Next Available Redemption Date. Redemptions from Investment Fund may be subject to fees. *** Available frequency of redemptions after initial lock-up period, if any. Different tranches may have different liquidity terms. (a) All of the Fund's interests in the Investment Fund have restricted liquidity. In addition to any redemption proceeds that may have already been received, the Fund will continue to receive proceeds periodically as the Investment Fund is able to liquidate underlying investments. (b) This Investment Fund holds only one underlying investment, Roivant Sciences Ltd. (c) Fair value was determined by using significant unobservable inputs. (d) A copy of the underlying fund’s audited financial statements is available upon request.

The accompanying notes are an integral part of these financial statements and should be read in conjunction therewith. 7 AIP Multi-Strategy Fund A Schedule of Investments (continued) December 31, 2024 Strategy Allocation Private Placement 72.08 % Short-Term Investments 35.67 Total Investments in Investment Fund and Short-Term Investments 107.75 % Percent of Net Assets

AIP Multi-Strategy Fund A Notes to Financial Statements December 31, 2024 8 1. Organization AIP Multi-Strategy Fund A (the “Fund”) was organized under the laws of the State of Delaware as a statutory trust on February 27, 2008. The Fund commenced operations on May 1, 2010 and operates pursuant to an Agreement and Declaration of Trust (the “Trust Deed”). The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end, non-diversified management investment company. While non-diversified for 1940 Act purposes, the Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in more detail below. The Fund’s investment objective was to seek long-term capital appreciation principally through investing in investment funds (“Investment Funds”) managed by third-party investment managers who primarily employed a variety of investment strategies in pursuit of attractive risk-adjusted returns consistent with the preservation of capital. These investment strategies allowed investment managers the flexibility to use leveraged or short-sale positions to take advantage of perceived inefficiencies across the global capital markets. The Fund sought to gain investment exposure to certain Investment Funds or to adjust market or risk exposure by entering into derivative transactions, such as total return swaps, options and futures. Morgan Stanley AIP GP LP serves as the Fund’s investment adviser (the “Investment Adviser”). The Adviser is responsible for providing day-to-day investment management services to the Fund, subject to the supervision of the Fund’s Board of Trustees (the “Board”). The Investment Adviser is an affiliate of Morgan Stanley. The Adviser is registered as an investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”), and as a commodity trading adviser and a commodity pool operator with the Commodity Futures Trading Commission and the National Futures Association. The Fund’s term is no longer perpetual and the Fund expects to terminate shortly after the remaining Investment Fund has been liquidated. On December 11, 2019, the Board determined that it was in the best interests of the Fund’s Shareholders to dissolve the Fund, in accordance with the applicable terms stated in the Trust Deed. The Fund has submitted full redemption requests to the Investment Funds. The Board expects that the Fund will continue to distribute liquidation proceeds on a periodic basis as the Fund continues to receive redemption proceeds from the Investment Funds. Once all liquidation proceeds have been distributed to the Shareholders, the Fund shall promptly thereafter be dissolved as a Delaware statutory trust. The Fund is a “Master” fund in a “Master-Feeder” structure whereby the feeder fund invests substantially all of its assets in the Fund. As of December 31, 2024, AIP Multi-Strategy Fund P, a feeder fund to the Fund, represented 37.19% of the Fund’s net assets. The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations. None of the members of the Board are “interested persons” (as defined by the 1940 Act) of the Fund or the Investment Adviser. As of January 1, 2020, the Fund’s shares are no longer being offered for sale. Prior to January 1, 2020, the Fund offered on a continuous basis through Morgan Stanley Distribution, Inc. (the “Distributor”), an

9 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 1. Organization (continued) affiliate of Morgan Stanley, up to 3,000,000 shares of beneficial interest (“Shares”). The initial closing date (“Initial Closing Date”) for the public offering of Shares was May 3, 2010. Shares were offered during an initial public offering period which ended on the Initial Closing Date at an initial offering price of $1,000 per Share, and were offered in a continuous offering thereafter at the Fund’s then current net asset value per Share. Investors purchasing Shares in the Fund (“Shareholders”) were not charged a sales load. Shares were purchased as of the first day of each month from the Distributor at the Fund’s then current net asset value per Share or through any registered investment adviser (a “RIA”) that had entered into an arrangement with the Distributor for such RIA to recommend Shares to its clients in conjunction with a “wrap” fee, asset allocation or other managed asset program sponsored by such RIA. Shares were sold only to Shareholders that represented that they were “accredited investors” within the meaning of Rule 501(a) of Regulation D promulgated under the U.S. Securities Act of 1933, as amended. The minimum initial investment in the Fund by any Shareholder was $50,000. The minimum additional investment in the Fund by any Shareholder was $25,000. The minimum initial and additional investments may be reduced by the Fund with respect to certain Shareholders. Shareholders only purchased their Shares through the Distributor or a RIA. Any RIA who offered Shares to its clients may have imposed additional eligibility requirements on investors who purchased Shares through such RIA. As of January 1, 2020, the Fund ceased to offer to repurchase Shares (or portions of them). Prior to January 1, 2020, the Fund offered to repurchase Shares (or portions of them) at net asset value pursuant to written tenders by Shareholders, and each such repurchase offer would have been generally applied to up to 15% of the net assets of the Fund. Repurchases would have been made at such times, in such amounts, and on such terms as may have be determined by the Board, in its sole discretion. In determining whether the Fund should have offered to repurchase Shares (or portions of them) from Shareholders, the Board considered the recommendations of the Adviser as to the timing of such offer, as well as a variety of operational, business and economic factors. The Adviser generally recommended to the Board that the Fund offers to repurchase Shares (or portions of them) from Shareholders quarterly, on each March 31, June 30, September 30, and December 31. In general, the Fund initially paid at least 90% of the estimated value of the repurchased Shares to Shareholders as of the later of: (1) a period of within 30 days after the value of the Shares to be repurchased is determined, or (2) if the Fund has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Shares, within ten business days after the Fund has received at least 90% of the aggregate amount withdrawn by the Fund from such Investment Funds. The remaining amount (the “Holdback Amount”) would have been paid out promptly after completion of the annual audit of the Fund and preparation of the Fund’s audited financial statements. As of December 31, 2024, there were no Holdback Amounts outstanding. 2. Significant Accounting Policies The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. Management has determined that the Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946,

10 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) “Financial Services – Investment Companies”, for the purpose of financial reporting. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars. Portfolio Valuation The net asset value of the Fund is determined as of the close of business on the last business day at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board. As of December 31, 2024, 66.90% of the Fund’s portfolio was comprised of investments in Investment Fund and 33.10% was invested in Short-Term Investments. Pursuant to Rule 2a-5 of the Act, the Board had designated the Adviser as its valuation designee. The valuation designee had responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Board. The Board has approved procedures pursuant to which the Fund values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net asset value of each such Investment Fund (“NAV”), as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners, pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. Some of the Investment Funds may hold a portion of their assets in “side pockets”, which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as reported by the Investment Fund’s investment manager. At December 31, 2024, $589,400 of the Fund’s net assets were invested in side pockets maintained by the Investment Fund. The Adviser has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or

11 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Portfolio Valuation (continued) whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to determine independently the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures. Where no value is readily available from an Investment Fund or where a value supplied by an Investment Fund is deemed by the Adviser not to be indicative of its fair value, the Adviser will determine the fair value of the Investment Fund. In order to determine the fair value of these Investment Funds, the Adviser has established the Fund of Hedge Funds Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for determining and implementing the Fund’s valuation policies and procedures, which have been adopted by the Board, and are subject to Board supervision. The Valuation Committee consists of voting members from Morgan Stanley’s accounting, financial reporting and risk management groups, and non-voting members from portfolio management, legal and compliance groups. A member of the portfolio management team may attend each Valuation Committee meeting to provide knowledge, insight, and recommendations on valuation issues. The portfolio management team will recommend to the Valuation Committee a fair value for an investment using valuation techniques such as a market approach or income approach. In applying these valuation techniques, the portfolio management team uses their knowledge of the Investment Fund, industry expertise, information obtained through communication with the Investment Fund’s investment manager, and available relevant information as it considers material. After consideration of the portfolio management team’s recommendation, the Valuation Committee will determine, in good faith, the fair value of the Investment Fund. The Valuation Committee shall meet at least annually to analyze changes in fair value measurements. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for these Investment Funds held by the Fund been available. Short-Term Investments Short-term investments were invested in a money market fund. Investments in money market funds are valued at fair value using the net asset value as the price. Cash The Fund may maintain cash held on deposit at one or more financial institutions. The Fund is subject to credit risk should a financial institution be unable to fulfill its obligations. Income Recognition and Expenses The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly. The changes in Investment Funds’ fair values are included in net change in unrealized appreciation/depreciation on investments in Investment Funds in the Statement of Operations. Realized gain (loss) from investments in Investment Funds is calculated using specific identification.

12 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Income Taxes The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income taxes is required. The Fund files tax returns with the U.S Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of December 31, 2024. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the four-year period ended December 31, 2024 remains subject to examination by certain relevant taxing authorities. As of December 31, 2024, the Fund had available for federal income tax purposes unused short term and long term capital losses of approximately $1,371,047 and $6,723,803, respectively, that do not have an expiration date. To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the Shareholders. As of December 31, 2024, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows: Cost of investments for tax purposes $ 589,400 Gross tax unrealized appreciation $ - Gross tax unrealized depreciation - Net tax unrealized appreciation/depreciation on investments $ - Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. In order to satisfy the diversification requirements under Subchapter M of the Code, the Fund generally invests its assets in Investment Funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”).

13 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Distribution of Income and Gains (continued) As such, the Fund expects that distributions generally will be taxable as ordinary income to the Shareholders. Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares were registered in its own name was automatically made a participant under the DRIP and had all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash. The tax character of distributions paid may differ from the character of distributions shown for U.S. GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. There were no distributions for 2023. The tax character of distributions paid during the year ended 2024 was as follows: Distributions paid from: Ordinary income $ 62,610 Paid-in capital - Total $ 62,610 The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from US GAAP. These book/tax differences are considered either temporary or permanent in nature. Temporary differences are primarily due to differing book and tax treatments in the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses. Permanent differences, primarily due to book to tax differences due to passive foreign investment companies resulted in the following reclassifications among the Fund’s components of net assets as of December 31, 2024: Total distributable earnings $ - Net capital $ - As of December 31, 2024, the components of distributable earnings on a tax basis were as follows: Undistributed ordinary income $ 20,718

14 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 2. Significant Accounting Policies (continued) Recent Accounting Pronouncements During the year ended December 31, 2024, the Fund adopted FASB Accounting Standards Update No. 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, (ASU 2023- 07), which requires incremental disclosures related to a public entity’s reportable segments. The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to Financial Statements. In connection with the adoption of ASU 2023-07, the Fund’s President has been designated as the Fund’s Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements. 3. Financial Instruments with Off-Balance Sheet Risk In the normal course of business, the Investment Funds in which the Fund invests may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, written option contracts, and swaps. The Fund’s risk of loss in each Investment Fund is limited to the value of the Fund’s interest in each Investment Fund as reported by the Fund. 4. Fair Value of Financial Instruments The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments. The inputs are summarized in the three broad levels listed below: • Level 1 – quoted prices in active markets for identical investments • Level 2 – other significant observable inputs (including quoted prices for similar investments) or short-term investments that are valued at amortized cost • Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

15 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 4. Fair Value of Financial Instruments (continued) The units of account that are valued by the Fund are its interests in the Investment Funds or other financial instruments and not the underlying holdings of such Investment Funds or other financial instruments. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds or other financial instruments may differ from the inputs used to value the underlying holdings of such Investment Funds or other financial instruments. The following is a summary of the inputs used for investment tranches as of December 31, 2024 in valuing the Fund’s investment carried at fair value: Investments measured Investment in Portfolio Investment Level 1 Level 2 Level 3 at NAV Total Investment in Investment Fund Private Placement $ - $ - $ 589,400 $ - $ 589,400 Total Investment in Investment Fund $ - $ - $ 589,400 $ - $ 589,400 Short-Term Investments $ 291,678 $ - $ - $ - $ 291,678 The following table includes purchases and transfers of investment classified by the Fund as Level 3 of the fair value hierarchy for the year ended December 31, 2024: Balance, Transfers Transfers Sales/ Net realized Net change in unrealized Balance, Investment Fund January 1, 2024 into Level 3 out of Level 3 Purchases Distributions gain (loss) appreciation/depreciation December 31, 2024 Private Placement $ 818,628 $ - $ - $ - $ (487,966) $ 391,667 $ (132,929) $ 589,400 Total Investment Fund $ 818,628 $ - $ - $ - $ (487,966) $ 391,667 $ (132,929) $ 589,400 The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investment held as of December 31, 2024. Fair Value at 12/31/2024 Valuation technique Unobservable input Amount Investment Fund Private Placement $ 589,400 Market approach Discount for lack of marketability 5% Grand Total $ 589,400 5. Investment in Investment Fund The following table summarizes the fair value and liquidity terms of the Investment Fund as of December 31, 2024, aggregated by investment strategy: Redemption Frequency Redemption Notice Period Fair Value (if applicable) (if applicable) Investment Fund Private Placement (a) $ 589,400 Not Applicable Not Applicable Total Investment Fund $ 589,400

16 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 5. Investment in Investment Fund (continued) (a) The Investment Fund in this strategy invests primarily in private (non-public) securities with limited liquidity. Investment Fund tranches representing 72.08% of the Fund’s net assets currently have restricted liquidity. The remaining restriction period for such Investment Fund tranches is uncertain. As of December 31, 2024, 72.08% of the Fund’s net assets were invested in Investment Fund with restricted liquidity. For the year ended December 31, 2024, there were no purchases and sales of investments in Investment Funds. 6. Investment Receivables As of December 31, 2024, $1,424 was due to the Fund from Investment Funds. The receivable amount represents the fair value of certain Investment Fund tranches, net of management fees and incentive fees/allocations, that were redeemed by the Fund at year-end management fee reserves, or holdback amounts that will be received from certain Investment Funds. 7. Management Fee, Related Party Transactions and Other The Fund bears all expenses related to its investment program, including, but not limited to, expenses borne indirectly through the Fund’s investments in the underlying Investment Fund. Effective April 1, 2020, the Investment Adviser voluntarily agreed to forgo any management fees. For the year ended December 31, 2024, there were no management fees incurred. For the year ended December 31, 2024, there were no expense reimbursements or management fee waivers. Due to Investment Adviser represents amounts owed to the Adviser for Fund expenses. State Street Bank and Trust Company (“State Street”) provides accounting and administrative services to the Fund. Under an administrative services agreement, State Street is paid an administrative fee, computed and payable monthly at an annual rate ranging from 0.045% to 0.075%, based on the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the administrator. State Street also serves as the Fund’s custodian. Under a custody services agreement, State Street is paid a custody fee monthly at an annual rate of 0.020%, based on (1) the aggregate monthly net assets of certain Morgan Stanley products, including the Fund, for which State Street serves as the custodian, and (2) investment purchases and sales activity related to the Fund. The Fund is charged directly for certain reasonable out-of-pocket expenses related to the accounting, administrative and custodial services provided by State Street to the Fund.

17 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 7. Management Fee, Related Party Transactions and Other (continued) The Fund has a deferred compensation plan (the “DC Plan”) that allows each member of the Board that is not an affiliate of Morgan Stanley to defer payment of all, or a portion, of the fees he or she receives for serving on the Board throughout the year. Each eligible member of the Board generally may elect to have the deferred amounts invested in the DC Plan in order to earn a return equal to the total return on one or more of the Morgan Stanley products that are offered as investment options under the DC Plan. Investments in the DC Plan, unrealized appreciation/depreciation on such investments and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. As of December 31, 2024, the Fund’s proportionate share of assets attributable to the DC Plan was $1,380, which is included in the Statement of Assets and Liabilities under other assets and the deferred compensation obligation under accrued expenses and other liabilities. UMB Fund Services, Inc. serves as the Fund’s transfer agent. Transfer agent fees are payable monthly based on an annual Fund base fee, annual per Shareholder account charges, and out-of pocket expenses incurred by the transfer agent on the Fund’s behalf. 8. Market Risk The value of an investment in the Fund is based on the values of the Fund’s investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events adversely interrupt or otherwise affect the global economy and financial markets. Investments in the Fund’s portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. The occurrence of such events may be sudden and unexpected, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). Any such event(s) could have a significant adverse impact on the value, liquidity and risk profile of the Fund’s portfolio, as well as its ability to sell investments and/or meet redemptions. Any such event(s) or similar types of factors and developments, may also adversely affect the financial performance of the Fund’s investments (and, in turn, the Fund’s investment results) and/or negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance of the Fund’s investments, and exacerbate pre-existing risks to the Fund. In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

18 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 9. Contractual Obligations The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote. 10. Financial Highlights The following represents per Share data, ratios to average net assets, and other financial highlights information for Shareholders. For the Year For the Year For the Year For the Year For the Year Ended Ended Ended Ended December 31, December 31, December 31, December 31, 2023 2022 2021 2020 For a Share outstanding throughout the year: Net asset value, beginning of year $ 1,473.33 $ 1,315.02 $ 997.74 $ 974.40 $ 943.02 Net investment income (loss) (a) (365.96) (374.49) (183.86) (67.11) (15.23) Net realized and unrealized gain (loss) from investments 452.63 532.80 501.14 90.45 46.61 Net increase (decrease) resulting from operations 86.67 158.31 317.28 23.34 31.38 Distributions paid Net investment income (118.77) - - - - Net realized gain - - - - - Net asset value, end of year $ 1,441.23 $ 1,473.33 $ 1,315.02 $ 997.74 $ 974.40 Total return (b) 5.28% 12.04% 31.80% 2.40% 3.33% Ratio of total expenses before expense waivers and reimbursements (c) 25.30% 28.49% 22.74% 7.12% 1.81% Ratio of total expenses after expense waivers and reimbursements (c) 25.30% 28.49% 22.74% 7.12% 1.75% Ratio of net investment income (loss) (d) (23.38%) (28.11%) (22.36%) (7.10%) (1.68%) Portfolio turnover 0% (e) 0% (e) 0% (e) 0% (e) 0% (e) Net assets, end of year (000s) $ 818 $ 777 $ 693 $ 1,809 $ 4,384 Ended December 31, 2024 (a) Calculated based on the average shares outstanding methodology. (b) Total return assumes a subscription of a Share in the Fund at the beginning of the year indicated and a repurchase of the Share on the last day of the year and assumes reinvestment of all distributions during the year. (c) Ratio does not reflect the Fund’s proportionate share of the expenses of the Investment Funds. (d) Ratio does not reflect the Fund’s proportionate share of the income and expenses of the Investment Funds. (e) The Fund did not have any Investment Fund purchases resulting in a portfolio turnover of 0.00%. The above ratios and total returns have been calculated for the Shareholders taken as a whole. An individual Shareholder’s return and ratios may vary from these returns and ratios due to the timing of Share transactions.

19 AIP Multi-Strategy Fund A Notes to Financial Statements (continued) 11. Subsequent Events Unless otherwise stated throughout the Notes to Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the financial statements through the date that the financial statements were available to be issued.

20 AIP Multi-Strategy Fund A Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited) If applicable, A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s Investment; and (2) how the Fund voted proxies relating to Fund Investment during the most recent 12-month period ended December 31, is available without charge, upon request, by calling the Fund at 1-888-322-4675. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov. Quarterly Portfolio Schedule (Unaudited) The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Forms N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov. Once filed, the most recent Form N-PORT will be available without charge, upon request, by calling the Fund at 1-888-322-4675. Distributions (Unaudited) For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2024. For corporate Shareholders, 0% of the distributions qualify for the dividends received deduction. In January, the Fund provides tax information to Shareholders for the preceding calendar year.

21 AIP Multi-Strategy Fund A An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do. What? The types of personal information we collect and share depend on the product or service you have with us. This information can include: • Social Security number and income • investment experience and risk tolerance • checking account information and wire transfer instructions How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MSIM chooses to share; and whether you can limit this sharing. Reasons we can share your personal information Does MSIM share? Can you limit this sharing? For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus Yes No For our marketing purposes— to offer our products and services to you Yes No For joint marketing with other financial companies No We don’t share For our affiliates’ everyday business purposes— information about your transactions and experiences Yes No* For our affiliates’ everyday business purposes— information about your creditworthiness Yes Yes* For our affiliates to market to you Yes Yes* For nonaffiliates to market to you No We don’t share

22 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) To limit our sharing Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com Please note: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing. Questions? Call toll-free (844) 312-6327 or email: imprivacyinquiries@morganstanley.com

23 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Who we are Who is providing this notice? Morgan Stanley Investment Management, Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below) What we do How does MSIM protect my personal information? To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information. How does MSIM collect my personal information? We collect your personal information, for example, when you ▪ open an account or make deposits or withdrawals from your account ▪ buy securities from us or make a wire transfer ▪ give us your contact information We also collect your personal information from others, such as credit bureaus, affiliates, or other companies. Why can’t I limit all sharing? Federal law gives you the right to limit only ▪ sharing for affiliates’ everyday business purposes—information about your creditworthiness ▪ affiliates from using your information to market to you ▪ sharing for nonaffiliates to market to you State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.) What happens when I limit sharing for an account I hold jointly with someone else? Your choices will apply to everyone on your account. Definitions Affiliates Companies related by common ownership or control. They can be financial and nonfinancial companies. ▪ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the “Investment Management Affiliates”); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co. (the, “Morgan Stanley Affiliates”). Nonaffiliates Companies not related by common ownership or control. They can be financial and nonfinancial companies. ▪ MSIM does not share with nonaffiliates so they can market to you. Joint marketing A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ▪ MSIM doesn’t jointly market.

24 An Important Notice Concerning Our U.S. Privacy Policy (Unaudited) (continued) Other important information *PLEASE NOTE: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you. Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information. California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

ALTERNATIVE INVESTMENT PARTNERS
Morgan Stanley

Information Concerning Trustees and Officers (Unaudited)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Frank L. Bowman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 06103 10036 Birth Year: 1944	Trustee	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Chairperson of the Compliance and Insurance Committee (2015-2024) and Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (2007-2015); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996- 2004); served as Chief of Naval Personnel (July 1994-September 1996) and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; awarded the Officier de L'Ordre National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	83	Director of Naval and Nuclear Technologies LLP; Director Emeritus of the Armed Services YMCA; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a former member of the CNA Military Advisory Board; Chairman of the Board of Trustees of Fairhaven United Methodist Church Member of the Board of Advisors of the Dolphin Scholarship Foundation; Director of other various nonprofit organizations; formerly, Director of BP, plc (November 2010-May 2019).
Kathleen A. Dennis c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1953	Trustee	Since August 2006	Chairperson of the Governance Committee (since January 2021), Chairperson of the Liquidity and Alternatives Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	83	Board Member, University of Albany Foundation (2012-present); Board Member, Mutual Funds Directors Forum (2014-2024); Director of various non-profit organizations.
Nancy C. Everett c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1955	Trustee	Since January 2015	Interim Vice President for Investment Management of Dominion Energy (since 2024); Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).	84	Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

25

ALTERNATIVE INVESTMENT PARTNERS

Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee***
Richard G. Gould c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1959	Trustee	Since July 2024	Global Chief Executive Officer, CLSA Ltd. (2019-2021); Chief Executive Officer, Americas, CLSA Americas, LLC (2014-2021); Head of Global Sales, Bloomberg Tradebook, Bloomberg LP (2010-2014); Founding Member, Executive Vice President, Information Services Group (2006-2010); Managing Director, Morgan Stanley (1990-2006); Executive Director, International Portfolio Trading & Derivatives, Morgan Stanley (1988-1990); Vice President, International Portfolio Trading & Derivatives, Morgan Stanley (1986-1988); Equity Derivatives Trading, Lehman Brothers (1983-1986).	84	Global Management Committee Member, CLSA (2014-2020); Broking Executive Committee Member, CLSA (2014-2020).
Jakki L. Haussler c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1957	Trustee	Since January 2015	Chairman, Opus Capital Group (since 1996); formerly, CEO, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	84	Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member, Audit Committee and Investment Committee; Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.
Dr. Manuel H. Johnson c/o Johnson Smick International, Inc. 220 I Street, NE Suite 200 Washington, D.C. 20002 Birth Year: 1949	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Fixed Income, Liquidity and Alternatives Investment Committee (since January 2021), Chairperson of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co- Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	83	Director of NVR, Inc. (home construction).

26

27 Information Concerning Trustees and Officers (Unaudited) (continued) Name, Address and Birth Year of Independent Trustee Position(s) Held with Registrant Length of Time Served* Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience Number of Funds in Fund Complex Overseen by Independent Trustee** Other Directorships Held by Independent Trustee*** Michael F. Klein c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1958 Trustee Since August 2006 Chairperson of the Risk Committee (since January 2021); Managing Director, Aetos Alternatives Management, LP (since March 2000); Co-President, Aetos Alternatives Management, LP (since January 2004) and Co-Chief Executive Officer of Aetos Alternatives Management, LP (since August 2013); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (2006-2020) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, various Morgan Stanley Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999). 83 Director of certain investment funds managed or sponsored by Aetos Alternatives Management, LP; Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals). Patricia A. Maleski c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1960 Trustee Since January 2017 Chairperson of the Compliance and Insurance Committee (since January 2025); Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer - Global Asset Management (2013-2015); President, JPMorgan Funds (2010- 2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001). 84 Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc. W. Allen Reed c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1947 Chair of the Board and Trustee Chair of the Boards since August 2020 and Trustee since August 2006 Chair of the Boards of various Morgan Stanley Funds (since August 2020); Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Vice Chair of the Boards of various Morgan Stanley Funds (January 2020-August 2020); President and Chief Executive Officer of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005). 83 Formerly, Director of Legg Mason, Inc. (2006-2019); and Director of the Auburn University Foundation (2010-2015).

ALTERNATIVE INVESTMENT PARTNERS Morgan Stanley

Information Concerning Trustees and Officers (Unaudited) (continued)

Name, Address and Birth Year of Independent Trustee	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Trustee **	Other Directorships Held by Independent Trustee***
Frances L. Cashman c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year: 1961	Trustee	Since March 2022	Formerly, Chief Executive Officer, Asset Management Division, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicola (2005-2010).	84	Trustee and Member of Advancement and Investment Committees, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (since June 2019); Trustee, Member of Investment Committee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (since September 2017); Trustee, MMI Gateway Foundation (since September 2017); Director and Investment Committee Member, Catholic Community Foundation Board (2012-2018); Director and Investment Committee Member, St. Ignatius Loyola Academy (2011-2017).
Eddie A. Grier c/o Morgan, Lewis and Bockius LLP Counsel to the Independent Trustees One State Street Hartford, CT 06103 Birth Year:1955	Trustee	Since March 2022	Dean, Santa Clara University Leavey School of 78 Business (since July 2021); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	84	Director, Witt/Keiffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc (residential community operator) (2016-2021); Director, NVR, Inc (homebuilding (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

* This is the earliest date the Director began serving the Morgan Stanley Funds. Each Trustee serves an indefinite term, until his or her successor is elected.

** The Fund Complex includes (as of December 31, 2024) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

*** This includes any directorships at public companies and registered investment companies held by the Trustee at any time during the past five years.

28

29 Information Concerning Trustees and Officers (Unaudited) (continued) Position(s) Length of Name, Address and Birth Held with Time Principal Occupation(s) Year of Executive Officer Registrant Served* During Past 5 Years John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963 President and Principal Executive Officer Since September 2013 President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser. Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977 Chief Compliance Officer Since November 2021 Managing Director of the Adviser (since January 2021) and Chief Compliance Officer of the Adviser of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020). Mary E. Mullin 1633 Broadway New York, NY 10019 Birth Year: 1967 Secretary and Chief Legal Officer Since June 1999 Managing Director of the Adviser; Secretary of various Morgan Stanley Funds (since June 1999). Christopher Auffenberg 100 Front Street, Suite 400 West Conshohocken, PA 19428 Birth Year: 1984 Vice President Since May 2022 Chief Operating Officer of the Morgan Stanley Alternative Investment Partners Hedge Fund team and Executive Director of Morgan Stanley Investment Management Inc (since May 2022). Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979 Vice President Since June 2017 Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex (since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013). Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965 Treasurer and Principal Financial Officer Treasurer since July 2003 and Principal Financial Officer since September 2002 Managing Director of the Advisor and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002). * This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected. In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Trust: Kristina B. Magolis, and Francesca Mead.

30 AIP Multi-Strategy Fund A 100 Front Street, Suite 400 West Conshohocken, PA 19428 Trustees W. Allen Reed, Chair of the Board and Trustee Frank L. Bowman Frances L. Cashman Kathleen A. Dennis Nancy C. Everett Eddie A. Grier Richard G. Gould Jakki L. Haussler Dr. Manual H. Johnson Michael F. Klein Patricia A. Maleski Officers John H. Gernon, President and Principal Executive Officer Christopher Auffenberg, Vice President Michael J. Key, Vice President Deidre A. Downes, Chief Compliance Officer Francis J.Smith, Treasurer and Principal Financial Officer Mary E. Mullin, Secretary Investment Adviser Morgan Stanley AIP GP LP 100 Front Street, Suite 400 West Conshohocken, PA 19428 Administrator, Custodian, Fund Accounting Agent and Escrow Agent State Street Bank and Trust Company One Lincoln Street Boston, MA 02111 Transfer Agent UMB Fund Services, Inc. 235 W. Galena Street Milwaukee, WI 53212 Independent Registered Public Accounting Firm Ernst & Young LLP 200 Clarendon Street Boston, MA 02116 Legal Counsel Dechert LLP 1095 Avenue of the Americas New York, NY 10036 Counsel to the Independent Trustees Morgan, Lewis and Bockius LLP One State Street Hartford, CT 06103

(b) Not applicable

ITEM 2.	CODE OF ETHICS.

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-888-322-4675. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Trustees has determined that it has one “audit committee financial expert” serving on its audit committee, who is an “independent” Trustee:  Jakki L. Haussler.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)-(d) The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2023 and December 31, 2024 by the registrant’s principal accountant, Ernst & Young LLP, the professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during these periods.2024

	Registrant		Covered Entities(1)
Audit Fees	$20,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$0		$0

Total	$20,700		$0

2023

	Registrant		Covered Entities(1)
Audit Fees	$19,700		N/A

Non-Audit Fees
Audit-Related Fees	$0		$0	(2)
Tax Fees	$0	(3)	$0	(4)
All Other Fees	$0		$1,585,212	(5)
Total Non-Audit Fees	$0		$1,585,212

Total	$19,700		$1,585,212

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities and funds advised by the Adviser or its affiliates.
(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant's tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	The fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1)	The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)	No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not Applicable.

(g)	See table above.

(h)	The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS.

(a)    Schedule of Investments. Refer to Item 1.

(b)    Not applicable.

ITEM 7.	FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 10.	REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 11.	STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

The information is included in Item 1 of this Form N-CSR.

ITEM 12.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

ITEM 13.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) This Information is as of March 7, 2025

Mark L.W. van der Zwan, CFA. Mr. van der Zwan is a Managing Director of MSIM. Effective July 2016, Mr. van der Zwan began serving as Chief Investment Officer and Head of the Morgan Stanley AIP Hedge Fund team and, since 2006, he has been a portfolio manager for several Morgan Stanley AIP Hedge Fund team portfolios, including the Fund since its inception. Mr. van der Zwan has more than 20 years of relevant industry experience. He is also a member of the Investment Committee. Prior to joining MSIM, he was a senior consultant with Alan D. Biller & Associates, Inc., an institutional investment consulting firm with approximately $70 billion in assets under advisory. He has also held various positions at the National Research Council of Canada where he conducted advanced computational modeling research. Mr. van der Zwan received both a B.Sc. with honors in chemistry and an M.B.A. in finance from Queen’s University in Ontario, Canada. Mr. van der Zwan holds the Chartered Financial Analyst designation.

Jarrod Quigley. Mr. Quigley is a Managing Director of MSIM and a portfolio manager for several Morgan Stanley AIP Fund of Hedge Fund team portfolios, including the Fund since 2010. He focuses on credit, secondary & co-investment strategies. He joined MSIM in 2004 and has more than 20 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Quigley was an investment banking analyst in the financial institutions group of A.G. Edwards & Sons. Mr. Quigley received a B.S. summa cum laude in finance from Babson College where he was also valedictorian. He holds the Chartered Financial Analyst designation.

Eban Cucinotta. Mr. Cucinotta is a Managing Director of MSIM and the head of quantitative analytics for the Morgan Stanley AIP Hedge Fund group, focusing on evaluating and monitoring hedge fund investments from a quantitative and risk management perspective. Mr. Cucinotta is also the chair of the Morgan Stanley AIP hedge fund team Risk Monitoring Group which is responsible for consistent oversight of risk levels within Morgan Stanley AIP portfolios and comprises the senior most members of the hedge fund team and all investment committee members. He is a part of MSIM’s Risk Management Committee, and in this role is responsible for reporting any Morgan Stanley AIP level risk upward to MSIM risk management. Mr. Cucinotta joined Morgan Stanley in 2002 and has more than 20 years of industry experience. He and his team lead the development of the hedge fund team’s trading, allocation and liquidity management tools. He is also a member of the Investment Committee. Prior to his current role, Mr. Cucinotta was a client group associate for Morgan Stanley Investment Management, where he supported both AIP’s Hedge Fund and Private Equity Fund groups as well as MSIM’s emerging markets debt and high-yield products. Mr. Cucinotta received a B.S. in industrial management from Carnegie Mellon University and an M.B.A. from the Yale School of Management.

Robert Rafter. Mr. Rafter is an Executive Director at MSIM and serves as a portfolio manager and head of research for the Morgan Stanley AIP Hedge Funds group. He joined Morgan Stanley AIP in 2011 and has 19 years of professional experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Rafter served as vice president responsible for hedge fund investments at Colchis Capital Management, a boutique alternative investment manager. Previously, he was a segment producer at CNBC Business News and an analyst at Lehman Brothers, where he worked on the central funding desk within the Fixed Income Division. Mr. Rafter received a B.A. in government from Georgetown University. He is a member of the Bond Club of Philadelphia and the CFA Society of Philadelphia. Mr. Rafter holds the Chartered Financial Analyst designation.

Jeff Scott. Mr. Scott is an Executive Director of MSIM, focusing on credit strategies. He joined the firm in 2012 and has 15 years of industry experience. He is also a member of the Investment Committee. Prior to joining the firm, Mr. Scott was an Analyst at Veritable, L.P., an investment consulting firm. Mr. Scott earned a B.S. in Business Administration, cum laude, from Drexel University. He holds the Chartered Alternative Investment Analyst designation and the Chartered Financial Analyst designation.

David Damsgaard. Mr. Damsgaard is an Executive Director of MSIM and serves as the strategy head for Global Macro, Emerging Markets, and Sovereign Relative Value strategies within the Morgan Stanley AIP Hedge Fund team. He joined the firm in 2019 and has 15 years of investment experience. Prior to joining the firm, Mr. Damsgaard was a proprietary commodities trader at Marex Spectron. Previously, he was an Associate Portfolio Manager at Caxton Associates and an Associate Director for Macquarie Bank Limited managing a derivatives portfolio providing hedging solutions within agricultural products. Mr. Damsgaard received a B.A. in economics from Yale University.

Farhan Karim. Mr. Karim is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for long/short equity research. Mr. Karim joined the firm in 2022 bringing more than 18 years’ industry experience and 10 years as a fundamental equity long/short portfolio manager and analyst. Prior to joining the firm, he was a portfolio manager at North Rock Capital managing a market neutral long/short portfolio and has also held roles at Millennium, Citadel (Surveyor Capital), George Weiss, UBS and Trafelet. Mr. Karim began his career at Citigroup in the investment banking division. He received a BBA in finance and accounting from the Ross School of Business at the University of Michigan.

Yury Rojek. Mr. Rojek is an Executive Director for the Morgan Stanley AIP Hedge Fund team at MSIM and serves as the strategy head for Systematic Strategies within the Morgan Stanley AIP Hedge Fund group. Mr. Rojek joined the firm in 2024 bringing more than 14 years of industry experience including 7 years in an asset management role and 6 years as a sell-side quantitative analyst. Prior to joining the firm, he was a Senior Investment Officer at UBS Hedge Fund Solutions. Mr. Rojek holds a PhD degree in Mathematics from Voronezh State University (Russia).

(a)(2)(i-iii) Other Accounts Managed by the Portfolio Managers

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2024:

Mark L. W. van der Zwan Jarrod Quigley Eban Cucinotta Robert Rafter Jeff Scott David Damsgaard Farhan Karim Yury Rojek	Number of Accounts	Total Assets in Accounts ($ billion)
Registered Investment Companies	2	1.78
Other Pooled Investment Vehicles[1]	16	2.38
Other Accounts[1]	98	10.09

1Of these other accounts, 61 accounts with a total of approximately $6.25 billion in assets had performance-based fees.

(a)(2)(iv) Conflicts of Interest

The Adviser and the Investment Managers

The Adviser also provides investment advisory and other services, directly and through affiliates, to various entities and accounts other than the Fund or the Master Fund (“Adviser Accounts”). Neither the Fund nor the Master Fund has any interest in these activities. The Adviser and the investment professionals who, on behalf of the Adviser, provide investment advisory services to the Master Fund are engaged in substantial activities other than on behalf of the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund and the Adviser Accounts. Such persons devote only so much time to the affairs of the Master Fund as in their judgment is necessary and appropriate.

Set out below are practices that the Adviser will follow. An Investment Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds. Although the Adviser anticipates that Investment Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Manager will adhere to, and comply with, its stated practices.

Participation in Investment Opportunities

The Adviser expects to employ an investment program for the Master Fund that is substantially similar to the investment program (or, in some cases, to portions of the investment program) employed by it for certain Adviser Accounts. As a general matter, the Adviser will consider participation by the Master Fund in all appropriate investment opportunities that are under consideration for those Adviser Accounts. There may be circumstances, however, under which the Adviser will cause one or more Adviser Accounts to commit a larger percentage of their respective assets to an investment opportunity than that to which the Adviser will commit the Master Fund’s assets. There also may be circumstances under which the Adviser will consider participation by Adviser Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund, or vice versa.

The Adviser evaluates for the Master Fund and for the Adviser Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Master Fund or an Adviser Account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ for the Master Fund and the Adviser Accounts in the context of any particular investment opportunity, the investment activities of the Master Fund and the Adviser Accounts may differ from time to time. In addition, the fees and expenses of the Master Fund differ from those of the Adviser Accounts. Accordingly, the future performance of the Master Fund (and, therefore, the Fund) and the Adviser Accounts will vary.

When the Adviser determines that it would be appropriate for the Master Fund and one or more Adviser Accounts to participate in an investment transaction in the same Investment Fund or other investment at the same time, it will attempt to aggregate, place and allocate orders on a basis that the Adviser believes to be fair and equitable, consistent with its responsibilities under applicable law. Decisions in this regard are necessarily subjective and there is no requirement that the Master Fund participate, or participate to the same extent as the Adviser Accounts, in all investments or trades. However, no participating entity or account will receive preferential treatment over any other and the Adviser will take steps to ensure that no participating entity or account will be systematically disadvantaged by the aggregation, placement and allocation of orders and investments.

Situations may occur, however, where the Master Fund could be disadvantaged because of the investment activities conducted by the Adviser for the Adviser Accounts. Such situations may be based on, among other things, the following: (1) legal restrictions or other limitations (including limitations imposed by Investment Managers with respect to Investment Funds) on the combined size of positions that may be taken for the Master Fund and/or the Adviser Accounts, thereby limiting the size of the Master Fund’s position or the availability of the investment opportunity; (2) the difficulty of liquidating an investment for the Master Fund and the Adviser Accounts where the market cannot absorb the sale of the combined positions; and (3) the determination that a particular investment is warranted only if hedged with an option or other instrument and there is a limited availability of such options or other instruments. In particular, the Master Fund may be legally restricted from entering into a “joint transaction” (as defined in the 1940 Act) with the Adviser Accounts with respect to the securities of an issuer without first obtaining exemptive relief from the SEC. See “Other Matters”, below.

Directors, principals, officers, employees and affiliates of the Adviser and each Investment Manager may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser or an Investment Manager, or by the Adviser for the Adviser Accounts, or by an Investment Manager on behalf of its own other accounts (“Investment Manager Accounts”) that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Investment Managers or their affiliates may from time to time provide investment advisory or other services to private investment funds and other entities or accounts managed by the Adviser or its affiliates. In addition, Investment Managers or their affiliates may from time to time receive research products and services in connection with the brokerage services that affiliates of the Adviser may provide to one or more Investment Manager Accounts.

Other Matters

An Investment Manager may from time to time cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Manager Accounts, subject to certain conditions. For example, these transactions may be made in circumstances in which the Investment Manager determined it was appropriate for the Investment Fund to purchase and an Investment Manager Account to sell, or the Investment Fund to sell and an Investment Manager Account to purchase, the same security or instrument on the same day. Future investment activities of the Investment Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund as a result of common officers, directors, advisers or managing general partners. These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, directors, officers or employees may give rise to conflicts of interest other than those described above.

(a)(3) Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Team, product and/or MSIM and its affiliates that are investment advisers performance

●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

(a)(4) Securities Ownership of Portfolio Managers

The following table shows information regarding accounts (other than the Fund) managed by each named portfolio manager as of December 31, 2024:

Mark L. W. van der Zwan:	None
Jarrod Quigley:	None
Eban Cucinotta:	None
Robert Rafter:	None
Jeff Scott:	None
David Damsgaard:	None
Farhan Karim:	None
Yury Rojek:	None

ITEM 14.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 15.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 16.	CONTROLS AND PROCEDURES.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)	There were no changes in the Registrant's internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 17.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18.	RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19.	EXHIBITS.

(a)

(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(2)	Certifications of Principal Executive Officer and Principal Financial Officer are attached to this report as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AIP MULTI-STRATEGY FUND P

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: President
Date: March 7, 2025

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Gernon
Name: John H. Gernon
Title: Principal Executive Officer
Date: March 7, 2025

By:	/s/ Francis J. Smith
Name: Francis J. Smith
Title: Principal Financial Officer
Date: March 7, 2025